Exh 99.1

Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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				:	Chapter 11
In re:	PUBLICARD, INC.,			:	Case No. 07-11517 (RDD)
:
Debtor				:
:
:
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MONTHLY CONSOLIDATED STATEMENT
FOR THE PERIOD ENDED
September 30, 2007

MONTHLY RECEIPTS:			$ 89

MONTHLY DISBURSEMENTS:			$ 13,636

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:	30-Oct-07	By:	/s/ Marc B. Ross

		Title:	Principal Financial Officer

Indicate if this is an amended statement by checking here

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Operations
For the Period Ending September 30, 2007
Accrual Basis
		Current Month Ended September 30, 2007	Case-To-Date through September 30, 2007

Revenue		$-	$-

Operating Expenses
Direct Cost Of Revenue		-	-
Selling, General and Administrative		39,109	186,041
Depreciation Of Fixed Assets		96	480
Total Operating Expenses		39,205	186,521

Operating Gain/(Loss)		(39,205)	(186,521)

Other Expense/(Income)
Interest Expense		-	-
Loss/(Gain) On The Sale Of Assets		-	-
Interest Income		(89)	(713)

Income/(Loss) Before Reorganizational Items and Taxes		(39,116)	(185,808)

US Trustee Fees - Q3 2007		250	1,000

Reorganization Professional Fees (Estimated and Accrued)	(1)	6,000	24,240
		6,250	25,240

Gain/(Loss) Before Income Taxes		(45,366)	(211,048)

Provision For Income Taxes		-	-

Net Income/(Loss)		(45,366)	(211,048)

Deficit Beginning of Period		(113,779,012)	(113,613,330)

Deficit End Of Period		$(113,824,378)	$(113,824,378)
		-	-
(1) Includes estimated and accrued fees for debtor professionals.

PubliCARD, Inc. (Debtor-In-Possession) Balance Sheet As of September 30, 2007
	September 30, 2007 Balance Sheet	August 31, 2007	May 17, 2007 Balance Sheet
Current Assets

Cash	$45,384	$58,156	$39,723
Restricted Cash	-	-	-
Due From Related Parties	-	-	-
Accounts Receivable-Net	(268)	(268)	13,364
Inventory Net	-	-	-
Prepaid Rent	-	-	-
Prepaid Insurance	13,048	20,837	43,272
Prepaid Professional	-	-	-
Prepaid Expenses	19,200	19,200	19,200
Total Current Assets	77,364	97,925	115,559

Property, Plant, & Equipment - Gross	14,404	14,404	14,404
Accumulated Depreciation	(10,566)	(10,470)	(10,088)
Property, Plant, & Equipment - Net	3,838	3,934	4,316
Intangibles - Gross	-	-	-
Accumulated Amortization	-	-	-

Intangibles - Net	-	-	-
Organizational Costs	-	-	-
Other - Non-Current	-	-	-

Total Assets	$81,202	$101,859	$119,875

Post-Petition Liabilities
Cash Overdrafts	$-	$-	$-
Accounts Payable	13,398	5,896	-
Accrued Payroll/Commission	8,292	4,585	-
Accrued Consulting	30,000	22,500	-
Due to Affiliates	71,915	71,915	-
Other Current Liabilities/Accrued Professional Fees	24,240	18,240	-
Total Post Petition Current Liabilities	147,845	123,136	-

Pre-Petition Liabilities
Cash Overdrafts	-	-	-
Accounts Payable	294,021	294,021	269,491
Deferred Revenues	-	-	-
Accrued Payroll/Commission	-	-	-
Obligations For Capital Leases Current	-	-	-
Other Current Liabilities	19,800	19,800	19,800
Total Pre- Petition Current Liabilities	313,821	313,821	289,291

Interest Payable	-	-	-
Other Long Term Liabilities	-	-	-
	-	-	-

Total Liabilities	461,666	436,957	289,291

Stockholders Deficit
Class A Preferred Stock Second Series, no par value:1,000 shares authorized	2,325,000	2,325,000	2,325,000
465 shares issued and outstanding
Common shares, $0.10 par value: 40,000,000 shares authorized; 24,940,902	2,494,090	2,494,090	2,494,090
shares outstanding
Additional paid-in capital	108,624,824	108,624,824	108,624,824
Accumulated deficit	(113,824,378)	(113,779,012)	(113,613,330)
Total Stockholders’ Deficit	(380,464)	(335,098)	(169,416)

Total Liabilities and Stockholder Equity	$81,202	$101,859	$119,875

PubliCARD, Inc. (Debtor-In-Possession) Statement Of Cash Flow For the Period Ending September 30, 2007	Current Month September 30, 2007	Case-To-Date September 30, 2007

Net Income/(Loss)	$(45,366)	$(211,048)
(Less)/Add: Depreciation	96	480
(Less)/Add: Amortization

(Increase)/Decrease In Net Assets
Net Accounts Receivable	-	13,632
Net Inventory	-	-
Prepaid Rent
Prepaid & Other Expenses	7,789	30,222

Increase/(Decrease) In Liabilities
Bank Overdrafts	-	-
Accounts Payable	7,502	37,928
Deferred Revenues	-	-
Accrue Payroll/Commission	3,707	8,292
Accrued Consulting	7,500	30,000
Other Current Liabilities	6,000	24,240
Collection of insurance proceeds Due to Inactive Affiliates	-	71,915

Cash Provided by/(used in) operations	(12,772)	5,661

Capital Expenditures	-	-
Cash provided by/(used in) investing activities	-	-

Proceeds/(Repayments of) Debt	-	-
Proceeds received on behalf of Affiliates
Cash provided by (used in) financing activities	-	-

Change in cash	(12,772)	5,661
Cash Balance at the Beginning Of Period	58,156	39,723
Cash Balance at the End of the Period	$45,384	$45,384

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For the Period Ending September 30, 2007

Month Ended September 30, 2007

Disbursements
Checks Cut From Operating Account	$-
Wires From Operating Account	-
Payments To Professionals	-
Voided Checks	-
Benefits	-
Payroll and Associated Taxes	12,445
Bank and Payroll fees	1,191
Taxes	-
Wires From Depository Account	-
Disbursements From Depository Account	-
Principal Repaments	-
Total Disbursements	$13,636

Receipts
Interest Income	$89
A/R Receipts	-
Insurance Settlements	-
Total Receipts	$89

Net Inflow/(Outflow)	$(13,547)

PubliCARD, Inc.
(Debtor-In-Possession)
Disbursement List
For the Period Ending September 30, 2007
Disbursements	Month Ended September 30, 2007
Sarachek	7,500
Prior period payroll and processing	4,167
Payroll Processing	257
Payroll Taxes	778
Bank Fees	934
Total	$13,636

Wachovia
Bank Reconciliation
Account	Bank Balance	Book Balance	Variance

2030000846371	$45,384	$45,384	$-

Checks Outstanding
Number	Payee	Amount

Total		$-

Deposits In Transit

Net Adjustments		$-

PubliCARD, Inc.
(Debtor-In-Possession)
Variance To Budget
For the Period Ending September 30, 2007
Accrual Basis

	Actual September 30, 2007	Projected September 30, 2007	Variance September 30, 2007

Revenue	$-	$-	$-

Operating Expenses

Wages, Consulting Fees and Payroll Taxes	22,155	12,258	(9,897	)(1)
Rent	3,764	3,750	(14)
Insurance Expense	7,965	7,965	-
Office Expenses	2,674	4,000	1,326
Pre-petition claims	-	-	-
Other Expenses	2,301	4,000	1,699
Depreciation Of Fixed Assets	96	96	(0)

Total Operating Expenses	38,955	32,069	(6,886)

Operating Gain/(Loss)	(38,955)	(32,069)	6,886

Other Expense/(Income)
Interest Expense	-	-	-
Loss/(Gain) On The Sale Of Assets	-	-	-
Claim Settlement	-	-	-
Insurance Settlements	-	-	-
Interest Income	(89)	-	89

Gain/(Loss) Before Reorganizational Items and Taxes	(38,866)	(32,069)	6,797

Reorganization Professional Fees (Estimated and Accrued)	6,000	6,000	-
U.S. Trustee Fees	500	-	-

Gain/(Loss) Before Income Taxes	(45,366)	(38,069)	(7,297)

Provision For Income Taxes	-	-	-

Net Income/(Loss)	$(45,366)	$(38,069)	$(7,297)

(1) Prior period payroll not previously recorded was paid. Additionally, Mr. Sarachek's $7,500 per month deferred salary is included in this amount

PubliCARD, Inc.
(Debtor-In-Possession)
Budget
For the Period Ending September 30, 2007
Accrual Basis
Projected
October 31, 2007

Revenue	$-

Operating Expenses
Wages and Payroll Taxes	19,600
Rent	4,000
Insurance Expense	10,000
Office Expenses	4,000
Other Expenses	4,000
Depreciation Of Fixed Assets	96
Total Operating Expenses	41,696

Operating Gain/(Loss)	(41,696)

Other Expense/(Income)
Interest Expense	-
Loss/(Gain) On The Sale Of Assets	-
Claim Settlement	-
Insurance Settlements	-
Interest Income	-

Income/(Loss) Before Reorganizational Items and Taxes	(41,696)

Reorganization Professional Fees (Estimated)	6,000

Income/(Loss) Before Income Taxes	(47,696)

Provision For Income Taxes	-

Net Income/(Loss)	$(47,696)